UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

Certain Information

Attached as Exhibit 99.1 hereto are selected portions of information from an offering memorandum that H&E Equipment Services Inc. (the “Company”) expects to disclose to investors in connection with the Offering (as defined below).

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 8.01. Other Events

Add-On Offering

On November 20, 2017, the Company issued a press release announcing the commencement of an offering through a private placement (the “Offering”), subject to market and other conditions, of $200 million in aggregate principal amount of its 5.625% senior notes due 2025 (the “New Notes”). The New Notes will be issued under the same indenture pursuant to which H&E previously issued $750 million in aggregate principal amount of its 5.625% Senior Notes due 2025. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Credit Agreement Amendment

On November 10, 2017, the Company amended its existing $602.5 million senior secured credit facility by entering into Amendment No. 3 (the “Amendment”) to the Fourth Amended and Restated Credit Agreement by and among the Company, Great Northern Equipment, Inc., H&E Equipment Services (California), LLC, the other credit parties named therein, the lenders named therein, Wells Fargo Capital Finance, LLC (as successor to General Electric Capital Corporation), as administrative agent, and the other agents party thereto. The Amendment permits the issuance of the New Notes.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Additional Information

This press release is neither an offer to sell, nor a solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities described herein have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the contemplated size of the offering, possible completion of the offering, the prospective impact of a note offering, plans to repay certain indebtedness (including the terms and success of such repayment), the use of proceeds of the offering, including our ability to enter into acquisition agreements, to consummate such acquisitions and the success of such acquisitions, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offering is subject to market conditions, other conditions and approvals. There can be no assurance that the offering will be completed as described herein or at all. Other important factors are discussed under the caption “Forward-Looking Statements” in the most recent Annual Report on Form 10-K and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 9.01. Financial Statements and Exhibits

10.1	Amendment No. 3, dated November 10, 2017, to the Fourth Amended and Restated Credit Agreement by and among H&E Equipment Services, Inc., Great Northern Equipment, Inc., and H&E Equipment Services (California), LLC, Wells Fargo Capital Finance, LLC, as agent for the lenders, Bank of America, N.A., as co-syndication agent and documentation agent, Deutsche Bank Securities Inc. as joint lead arranger and joint bookrunner, and the other lenders from time to time party thereto.

99.1	Selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with its private placement.

99.2	Press Release, dated November 20, 2017.

The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: November 20, 2017	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer